Free Market Fixed Income Fund
Schedule of Investments
May 31, 2026 (Unaudited)

OPEN-END FUNDS - 99.5%	Shares		Value
DFA Intermediate Government Fixed Income Portfolio - Class Institutional	17,929,158		$ 200,268,696
DFA One-Year Fixed Income Portfolio - Class Institutional	46,991,603		481,663,933
DFA Short-Term Government Portfolio - Class Institutional	13,245,361		132,586,063
DFA Two-Year Global Fixed Income Portfolio - Class Institutional	84,539,221		832,711,329
Dimensional Inflation-Protected Securities ETF (a)	3,974,939		166,669,192
iShares 1-5 Year Investment Grade Corporate Bond ETF (a)	15,242,990		800,866,695
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	3,757,329		200,340,782
iShares Core International Aggregate Bond ETF (a)	9,973,910		501,388,456
TOTAL OPEN-END FUNDS (Cost $3,364,498,550)			3,316,495,146

SHORT-TERM INVESTMENTS – 4.7%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.1%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (b)	136,328,664		136,328,664

MONEY MARKET FUNDS - 0.6%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.55% (b)	19,020,124		19,020,124

TOTAL SHORT-TERM INVESTMENTS (Cost $155,348,788)			155,348,788

TOTAL INVESTMENTS - 104.2% (Cost $3,519,847,338)			3,471,843,934
Liabilities in Excess of Other Assets - (4.2)%		(0.04172)	(139,033,271)
TOTAL NET ASSETS - 100.0%			$ 3,332,810,663

Percentages are stated as a percent of net assets. ETF – Exchange-Traded Fund LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $133,024,139.
(b)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Free Market Fixed Income Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$ 3,316,495,146	$ –	$ –	$ 3,316,495,146
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	136,328,664
Money Market Funds	19,020,124	–	–	19,020,124
Total Investments	$ 3,335,515,270	$ –	$ –	$ 3,471,843,934

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.